Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
MAY, 2001



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          4.2660%



        Excess Protection Level
          3 Month Average  7.67%
          May, 2001  7.80%
          April, 2001  7.28%
          March, 2001  7.94%


        Cash Yield                                  19.67%


        Investor Charge Offs                        5.45%


        Base Rate                                   6.41%


        Over 30 Day Delinquency                     4.84%


        Seller's Interest                           8.52%


        Total Payment Rate                          14.20%


        Total Principal Balance                     $ 58,203,705,030.43


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 4,958,014,468.94